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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        July 24, 2002
                                                        ------------------------


                              DOMINION HOMES, INC.
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             (Exact name of registrant as specified in its charter)

                 Ohio                              0-23270                          31-1393233
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    (State or other jurisdiction of        (Commission File Number)     (IRS Employer Identification No.)
            incorporation)



5501 Frantz Road, Dublin, Ohio                                     43017
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code     (614) 761-6000
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Item 7.  Financial Statements and Exhibits.


 Exhibit Number       Description

     99.1             Press Release dated July 24, 2002


Item 9.  Regulation FD Disclosure.

     On July 24, 2002, Dominion Homes, Inc., an Ohio corporation (the "Company"), announced its second quarter net earnings for the quarter ended June 30, 2002. A copy of the Company's press release announcing these financial results, which is attached as Exhibit 99.1 hereto and incorporated by reference, is being furnished under this Item 9 in accordance with the provisions of Regulation FD (17 CFR (S)(S) 243.100 et seq.).

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                                    SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOMINION HOMES, INC.


                                       By: /s/ Jon M. Donnell
                                          --------------------------------------
                                           Jon M. Donnell
                                           President and Chief Operating Officer

Date:  July 24, 2002
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